The Pro  Forma  Combined  Financial  Statements  (including  the Pro  Forma
Adjustments) of ATEC Group, Inc. and Innovative Business Micros, Inc. As at March 31, 1996 and June 30, 1995, 1994 and 1993 and for the nine month period and the years then ended included in this Prospectus and Registration Statement were not examined, reviewed or compiled by Yohalem Gillman & Company or Bianculli, Pascale & Co., and those firms do not express an opinion or any other form of assurance on them.

                                                                  ATEC GROUP, INC. AND SUBSIDIARIES
                                                           PRO FORMA COMBINED BALANCE SHEETS (Unaudited)
                                                                          March 31, 1996




                                                                                               Proforma             Proforma
                                             ATEC Group, Inc.              Innovative          Adjustments          Combined
                                             ----------------              ----------          -----------          --------

Assets

Current Assets
     Cash                                    $ 1,159,430                     $  335,757                              $ 1,495,187
     Accounts receivable, net                  3,551,284                      4,325,978           (29,844)             7,847,418
     Inventories                               1,884,553                        166,408                                2,050,961
     Deferred taxes                               15,213                           --                                     15,213
     Other current assets                        581,807                          5,632                                  587,439
                                             -----------                     ----------                              -----------
          Total current assets                 7,192,287                      4,833,775                               11,996,218
                                             -----------                     ----------                              -----------
Property and equipment, net                      384,124                         85,760                                  469,884

Goodwill, net                                  2,000,045                           --                                  2,000,045
Other assets                                      91,982                         22,445                                  114,427
                                             -----------                     ----------                              -----------
                                             $ 9,668,438                     $4,941,980                              $14,580,574
                                             ===========                     ==========                              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Revolving inventory line of credit      $ 2,411,192                     $     --                                $ 2,411,192
     Accounts payable                            706,009                      3,343,119            29,844              4,019,284
     Accrued expenses                            923,807                        130,009                                1,053,816
     Deferred sales tax obligation               502,052                           --                                    502,052
     Other current liabilities                     1,318                           --                                      1,318
                                             -----------                     ----------                              -----------
          Total current liabilities            4,544,378                      3,473,128                                7,987,662

Notes payable - officers and shareholders        397,244                        500,000                                  897,244
                                             -----------                     ----------                              -----------
          Total liabilities                    4,941,622                      3,973,128                                8,884,906

Stockholders' equity
     Preferred stocks                         11,003,496                           --                                 11,003,496
     Common Stock                                141,138                         60,000           (55,100)               146,038
     Additional paid-in capital                4,085,300                        108,100            55,100              4,248,500
     Discount on preferred stock              (9,046,100)                          --                                 (9,046,100)
     Retained earnings (deficit)              (1,457,018)                       800,752                                 (656,266)
                                             -----------                     ----------                               -----------
          Total stockholders' equity           4,726,816                        968,852                                5,695,668
                                             -----------                     ----------                               ----------
                                             $ 9,668,438                     $4,941,980                              $14,580,574
                                             ===========                     ==========                              ===========

                                                  ATEC GROUP, INC. AND SUBSIDIARIES
                                        PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                  NINE MONTHS ENDED MARCH 31, 1996

                                                                                         Proforma          Proforma
                                                ATEC Group, Inc.      Innovative        Adjustments        Combined
                                                ----------------      ----------        -----------       -----------

Net sales                                        $ 45,196,268       $ 17,677,340           230,999         62,642,609

Cost of sales                                      41,585,007         16,229,026          (230,999)        57,583,034
                                                 ------------       ------------                         ------------

Gross profit                                        3,611,261          1,448,314                            5,059,575
                                                 ------------       ------------                         ------------

Operating expenses
     Selling and administrative                     2,965,989          1,112,155                            4,078,144
     Amortization of goodwill -
       computer businesses                            108,051                -.-                              108,051
                                                 ------------       ------------                         ------------

          Total operating expenses                  3,074,040          1,112,155                            4,186,195
                                                 ------------       ------------                         ------------

Income (Loss) from operations                         537,221            336,159                              873,380
                                                 ------------       ------------                         ------------

Other income (expense)
     Miscellaneous income                              12,199              8,490                               20,689
     Interest income                                    6,745             20,235                               26,980
     Interest expense                                 (42,666)               -.-                              (42,666)
                                                 ------------       ------------                         ------------

          Total other (expense) income                (23,722)            28,725                                5,003
                                                 ------------       ------------                         ------------

Income (loss) before provision for
    income taxes                                      513,499            364,884                              878,383

Provision for income taxes                            205,400            134,034                              339,434
                                                 ------------       ------------                         ------------

Net income (loss)                                $    308,099       $    230,850                         $    538,949
                                                 ============       ============                         ============

Net earnings (loss) per share:
     Primary                                     $       0.03                N/A                         $       0.04
                                                 ============       ============                         ============

     Fully Diluted                               $       0.02                N/A                         $       0.03
                                                 ============       ============                         ============

     Weighted average number of
         share - primary                            8,868,008                N/A                           13,768,008
                                                 ============       ============                         ============

     Weighted average number of
         share - fully diluted                     12,513,922                N/A                           17,413,922
                                                 ============       ============                         ============

                                                                   ATEC GROUP, INC. AND SUBSIDIARIES
                                                            PROFORMA COMBINED BALANCE SHEETS (UNAUDITED)
                                                                               June 30, 1995




                                                                                                      Proforma          Proforma
                                             ATEC Group, Inc.              Innovative               Adjustments         Combined
                                             ----------------              ----------               -----------         --------

ASSETS
Current Assets
     Cash                                    $   441,462                    $  477,633                                  $   919,095
     Accounts receivable, net                  3,129,688                     2,787,683               (6,622)              5,910,749
     Inventories                               1,438,126                       288,415                                    1,726,541
     Current portion of note receivable
       - officer                                  16,218                         --                                          16,218
     Due from officers and related parties        65,791                         --                                          65,791
     Deferred taxes                               15,213                         --                                          15,213
     Other Current assets                        310,336                         9,846                                      319,982
                                              ----------                    ----------                                 ------------
          Total current assets                 5,416,834                     3,563,577                                    8,973,589
                                              ----------                    ----------                                 ------------
Property and equipment, net                      340,493                        94,131                                      434,624

Goodwill, net                                  2,108,096                         --                                       2,108,096

Note receivable - officer                         94,691                         --                                          94,691

Other assets                                      96,493                        17,445                                      113,938
                                              ----------                    ----------                                 -----------
                                             $ 8,056,607                    $3,674,953                                  $11,724,938
                                              ==========                    ==========                                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Revolving inventory line of credit      $ 1,668,371                        --                                      $ 1,668,371
     Accounts payable                          1,597,144                     2,097,341                6,622               3,687,863
     Accrued expenses                            390,077                       384,294                                      774,371
     Deferred sales tax obligation               502,052                        --                                          502,052
     Due to related parties                       25,000                        --                                           25,000
     Other current liabilities                   206,754                        --                                          206,754
                                             -----------                    ----------                                 ------------
          Total current liabilities            4,389,398                     2,481,635                                    6,684,411
Notes payable - related parties                  396,246                       522,045                                      918,291
                                             -----------                    ----------                                 ------------
          Total liabilities                    4,785,644                     3,003,680                                    7,782,702
                                             -----------                    ----------                                 ------------
Stockholders' equity
     Preferred stocks                          3,338,193                        --                                        3,338,193
     Common stock                                128,321                        60,000              (55,100)                133,221
     Additional paid-in capital                2,736,566                       108,100               55,100               2,899,766
     Discount on preferred stock              (1,167,000)                       --                                       (1,167,000)
     Retained earnings (deficit)              (1,765,117)                      503,173                                   (1,261,944)
                                             -----------                    ----------                                  -----------
          Total stockholders' equity           3,270,963                       671,273                                    3,942,236
                                             -----------                    ----------                                  -----------
                                             $ 8,056,607                    $3,674,953                                  $11,724,938
                                             ===========                    ==========                                  ===========

                                                                 ATEC GROUP, INC. AND SUBSIDIARIES
                                                        PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                                     YEAR ENDED JUNE 30, 1995






                                                                                                      Proforma          Proforma
                                             ATEC Group, Inc.              Innovative                Adjustments        Combined
                                             ----------------              ----------                -----------        --------
Net sales                                    $29,738,315                   $18,194,799                367,572           47,565,542

Cost of sales                                 26,848,934                    16,379,241               (367,572)          42,860,603
                                             -----------                   -----------                                  ----------
Gross profit                                   2,889,381                     1,815,558                                   4,704,939
                                             -----------                   -----------                                  ----------
Operating expenses
     Selling and administrative                2,892,604                     1,670,733                                   4,563,337
     Amortization of goodwill -
       computer businesses                        52,655                        --                                          52,655
     Write-off of media advertising credits      448,011                        --                                         488,011
                                             -----------                   -----------                                  ----------
          Total operating expenses             3,393,270                     1,670,733                                   5,064,003
                                             -----------                   -----------                                  ----------
Income (Loss) from operations                   (503,889)                      144,825                                    (359,064)
                                             -----------                   -----------                                  ----------
Other Income (expense)
     Charge-off of goodwill relating to
       acquisition of Hillside                (2,045,628)                       --                                      (2,045,628)
     (Losses) gain on marketable securities       (4,136)                       --                                          (4,136)
     Gain on sale of fixed assets                  4,432                        --                                           4,432
     Dividend and interest income                 14,472                         8,236                                      22,708
     Interest expense                           (138,553)                       --                                        (138,553)
     Management fees                             375,000                        --                                         375,000
     Other income                                 37,661                         7,772                                      45,433
                                             -----------                   -----------                                  ----------
          Total other (expense) income        (1,756,752)                       16,008                                  (1,740,744)
                                             -----------                   -----------                                  ----------
Income (loss) before provision for
  income taxes                                (2,260,641)                      160,833                                  (2,099,808)
Provision for income taxes                        87,014                        64,532                                     151,546
                                             -----------                   -----------                                  ----------
Net income (loss)                            ($2,347,655)                  $    96,301                                 ($2,251,354)
                                             ===========                   ===========                                 ===========
Net earnings (loss) per share:
     Primary                                      ($0.59)                       N/A                                         ($0.25)
                                             ===========                   ===========                                 ===========
     Fully Diluted                                ($0.59)                       N/A                                         ($0.25)
                                             ===========                   ===========                                 ===========
     Weighted average number of
       share - primary                         3,972,333                        N/A                                      8,872,333
                                             ===========                   ===========                                 ===========
     Weighted average number of
       share - fully diluted                   3,972,333                        N/A                                      8,872,333
                                             ===========                   ===========                                 ===========

                                                                   ATEC GROUP, INC. AND SUBSIDIARIES
                                                            PRO FROMA COMBINED BALANCE SHEETS (UNAUDITED)
                                                                               June 30, 1994



                                                                                                      Proforma          Proforma
                                             ATEC Group, Inc.              Innovative                Adjustments        Combined
                                             ----------------              ----------                -----------        --------
ASSETS

Current Assets
     Cash                                    $  222,459                    $    9,612                                   $   232,071
     Accounts receivable, net                 1,446,221                     2,571,996                  (1,466)            4,016,751
     Inventories                                898,477                       213,530                                     1,112,007
     Current portion of note
       receivable - officer                      20,119                         --                                           20,119
     Due from officers and related parties      130,091                         --                                          130,091
     Deferred taxes                               6,285                         --                                            6,285
     Other current assets                        54,571                         2,459                                        57,030
                                             ----------                    ----------                                    ----------
          Total current assets                2,778,223                     2,797,597                                     5,574,354
                                             ----------                    ----------                                    ----------
Property and equipment, net                     292,047                        60,130                                       352,177

Media advertising credits                       448,011                         --                                          448,011

Goodwill, net                                 1,210,000                         --                                        1,210,000

Notes receivable - officer                      109,155                         --                                          109,155

Other assets                                     19,175                        15,480                                        34,655
                                             ----------                    ----------                                    ----------
                                             $4,856,611                    $2,873,207                                    $7,728,352
                                             ==========                    ==========                                    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Revolving inventory line of credit      $  665,020                    $    --                                       $  665,020
     Accounts payable                           869,939                     1,341,094                   1,466             2,209,567
     Notes payable - related parties            300,000                         --                                          300,000
     Accrued expenses                           428,741                       347,141                                       775,882
     Deferred sales tax obligation              443,212                         --                                          443,212
     Due to related parties                      26,615                         --                                           26,615
     Other current liabilities                  122,396                         --                                          122,396
                                             ----------                    ----------                                    ----------
          Total current liabilities           2,855,923                     1,688,235                                     4,542,692

Convertible notes payable                       415,500                         --                                          415,500
Notes payable - related parties                 554,755                       610,000                                     1,164,755
                                             ----------                    ----------                                    ----------
          Total liabilities                   3,826,178                     2,298,235                                     6,122,947
                                             ----------                    ----------                                    ----------
Stockholders' equity
     Preferred stocks                             5,898                         --                                            5,898
     Common stock                                53,441                        60,000                  55,100                58,341
     Additional paid-in capital                 388,246                       108,100                 (55,100)              551,446
     Discount on preferred stock                 --                             --                                            --
     Retained earnings (deficit)                582,848                       406,872                                       989,720
                                             ----------                    ----------                                    ----------
          Total stockholders' equity          1,030,433                       574,972                                     1,605,405
                                             ----------                    ----------                                    ----------
                                             $4,856,611                    $2,873,207                                    $7,728,352
                                             ==========                    ==========                                    ==========

                                                                 ATEC GROUP, INC. AND SUBSIDIARIES
                                                       PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                                     YEAR ENDED JUNE 30, 1994



                                                                                                      Proforma          Proforma
                                             ATEC Group, Inc.              Innovative                Adjustments        Combined
                                             ----------------              ----------                -----------        --------
Net sales                                    $25,481,246                   $18,386,621                111,262           43,756,605

Cost of sales                                 23,662,100                    16,414,593               (111,262)          39,965,431
                                             -----------                   -----------                                  ----------
Gross profit                                   1,819,146                     1,972,028                                   3,791,174
                                             -----------                   -----------                                  ----------
Operating expenses
     Selling and administrative                2,167,528                     1,875,643                                   4,043,171
     Amortization of goodwill -
       computer businesses                        --                            --                                           --
     Write-off of media advertising credits       --                            --                                           --
                                             -----------                   -----------                                  ----------
          Total operating expenses             2,167,528                     1,875,643                                   4,043,171
                                             -----------                   -----------                                  ----------
Income (Loss) from operations                   (348,382)                       96,385                                    (251,997)
                                             -----------                   -----------                                  ----------
Other income (expense)
     Charge-off of goodwill relating to
       acquisition of Hillside                    --                            --                                           --
     (Losses) gain on marketable securities      (17,577)                       --                                         (17,577)
     Gain on sale of fixed assets                 --                            --                                           --
     Dividend and interest income                 42,847                        16,708                                      59,555
     Interest expense                            (48,051)                       --                                         (48,051)
     Management fees                              --                            --                                           --
     Other income                                 72,543                        31,969                                      104,512
                                             -----------                   -----------                                   ----------
          Total other (expense) income             49,762                        48,677                                       98,439
                                             -----------                   -----------                                   ----------
Income (loss) before provision for
  income taxes                                  (298,620)                      145,062                                     (153,558)
Provision for income taxes                        11,271                        61,250                                       72,521
                                             -----------                   -----------                                   ----------
Net income (loss)                              ($309,891)                  $    83,812                                    ($226,079)
                                             ===========                   ===========                                   ==========
Net earnings (loss) per share:
     Primary                                      ($0.80)                       N/A                                           ($.04)
                                             ===========                   ===========                                   ==========
     Fully Diluted                                N/A                           N/A                                           ($.04)

     Weighted average number of share
       - primary                                 389,573                        N/A                                       5,289,573
                                             ===========                   ===========                                   ==========
     Weighted average number of share
       - fully diluted                           389,573                        N/A                                       5,289,573
                                             ===========                   ===========                                   ==========

                                                  ATEC GROUP, INC. AND SUBSIDIARIES
                                        PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                                                      YEAR ENDED JUNE 30, 1993

                                                                                   Proforma          Proforma
                                          ATEC Group, Inc.    Innovative         Adjustments         Combined
                                          ----------------    ----------         -----------         --------

Net sales                                  $ 39,836,094       $ 10,590,098           522,094         49,904,098

Cost of sales                                37,658,588          9,044,985          (522,094)        46,181,479
                                           ------------       ------------                         ------------

Gross profit                                  2,177,506          1,545,113                            3,722,619
                                           ------------       ------------                         ------------

Operating expenses
     Selling and administrative               1,944,577          1,426,287                            3,370,864
     Amortization of goodwill -
       computer businesses                          -.-                -.-                                    0
                                           ------------       ------------                         ------------

          Total operating expenses            1,944,577          1,426,287                            3,370,864
                                           ------------       ------------                         ------------
Income (Loss) from operations                   232,929            118,826                              351,755
                                           ------------       ------------                         ------------

Other income (expense)
     Miscellaneous income                         1,124              1,612                                2,736
     Dividend and interest income                37,057              1,834                               38,891
     Intereest expense                          (69,028)               -.-                              (69,028)
     Gain on marketable securities               11,445                -.-                               11,445
                                           ------------       ------------                         ------------

          Total other (expense) income          (19,402)             3,446                              (15,956)
                                           ------------       ------------                         ------------

Income (loss) before provisio
  for income taxes                              213,527            122,272                              335,799

Provision for income taxes                       79,922             40,325                              120,247
                                           ------------       ------------                         ------------

Net income (loss)                          $    133,605       $     81,947                         $    215,552
                                           ============       ============                         ============

Net earnings (loss) per share:
     Primary                               $       0.34               N/A                          $       0.04
                                           ============       ============                         ============

     Fully Diluted                         $       0.02               N/A                          $       0.02
                                           ============       ============                         ============

     Weighted average number of
          share - primary                       389,573               N/A                             5,289,573
                                           ============       ============                         ============

     Weighted average number of
          share - fully diluted               8,236,972               N/A                            13,136,972
                                           ============       ============                         ============


                                ATEC GROUP, INC.
                          NOTES TO PRO FORMA COMBINED
                              FINANCIAL STATEMENTS

Innovative Business Micros, Inc.

1.  Basis of Presentation

     The pro forma combined financial statements include historical financial statements of ATEC Group, Inc. and Innovative Business Micros, Inc. ("Innovative"). Innovative's year end is September 30. The proforma financial statements at March 31, 1996 includes its results of operations for the nine months ended March 31, 1996. The proforma financial statements at March 31, 1996 includes sales of $4,562,132 and net income of $46,371 for the three months ended September 30, 1995, which are also included in the historical financial statements for the year ended September 30, 1995. Innovative will change its fiscal year end to June 30. The audited information at September 30, 1995, 1994 and 1993 of Innovative is included in the proforma combined financial statements at June 30, 1995, 1994 and 1993. All intercompany transactions have been eliminated.

2.  Acquisition

     On June 13, 1996, the Company acquired Innovative, a Long Island, NY computer systems integrator. The Company acquired 100% of the issued and outstanding capital stock of Innovative. As consideration for the Innovative stock, the Company agreed to issue to the Shareholders 4,900,000 shares of the Company's common stock.

     Innovative is owned by Surinder Rametra, Ashok Rametra (officers, directors and shareholders of ATEC) and Rajnish Rametra. Rajnish Rametra is the brother of Surinder and Ashok Rametra. The transaction will be accounted for by application of the pooling of interests method.

3.  Intercompany sales and purchases

     For the nine months endedMarch 31, 1996 and the year ended June 30, 1995 ATEC and Innovative had intercompany sales and purchases of $108,262 and $367,572 respectively. Intercompany sales and purchases were $111,262 for the year ended June 30, 1994. These transactions have been eliminated in the accompanying pro forma combined statements. There was 29,844 of intercompany receivables or payables March 31, 1996.